                                                                    Exhibit 99.4


                          CONSENT OF DIRECTOR NOMINEE

        I hereby consent to being named as a nominee to the Board of Directors of NS-MPG Inc., a Delaware corporation (which will change its name prior to filing), in its Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission.


January 29, 1996                        Signed: /s/ Donald S. Perkins
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                                                    Donald S. Perkins